UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Picard Medical, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement, dated June 26, 2026 (collectively, the “Proxy Statement”), previously furnished to stockholders of Picard Medical, Inc., a Delaware corporation (the “Company”), in connection with its 2026 Annual Meeting of Stockholders to be held on July 17, 2026 at 3:00 p.m. Mountain Time (the “Annual Meeting”).

This Proxy Supplement is being filed to (i) correct an administrative oversight on the proxy card that previously was furnished to stockholders and (ii) correct the disclosure describing the membership of the Audit Committee of the Company.

Specifically, Proposal Three of the proxy card regarding the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers incorrectly gave stockholders the option to vote “For,”” Against” or “Abstain” a frequency of one year, rather than giving stockholders to vote for “1 year,” “2 years” or “3 years.” Accordingly, the Company is providing a revised proxy card to its stockholders as of the record date for the Annual Meeting to provide the voting options “1 year,” “2 years” or “3 years.” Any votes previously cast “FOR” the proposal will be counted as a vote for “1 year.”

In addition, the disclosure under the caption "The Board, Its Committees and its Compensation- Audit Committee" is amended and restated in its entirety as follows:

Audit Committee

Sam Van and George Ye serve as members of our audit committee, with Sam Van serving as the chair of the Audit Committee. The Board has determined that each member of the audit committee satisfies the independence requirements under the NYSE Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. Sam Van, the chair of the audit committee, is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee is able to read and understand fundamental financial statements in accordance with applicable listing standards. In arriving at these determinations, we examine each audit committee member’s scope of experience and the nature of his or her employment. The primary purpose of the audit committee is to discharge the responsibilities of the Board with respect to corporate accounting and financial reporting processes, systems of internal control, and financial statement audits, and to oversee our independent registered public accounting firm. The audit committee met 1 time during the fiscal year ended December 31, 2025. Specific responsibilities of the audit committee include:

●	helping the Board oversee the corporate accounting and financial reporting processes;

●

managing and/or assessing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

●

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing related party transactions;

●	reviewing our policies on risk assessment and risk management;

●	reviewing, with the independent registered public accounting firm, our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues; and

●	pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter, that satisfies the applicable NYSE Listing Rules.

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

•	delivering a written notice of revocation of your proxy to the attention of the Corporate Secretary at the following address: 1992 E Silverlake, Tucson AZ, 85713;

•	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•	attending the virtual Annual Meeting and voting during the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee, or as otherwise instructed by such bank, broker or nominee.

Except as described herein, this Proxy Supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

207074 Picard Medical Inc Proxy Card Rev4 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PICARD MEDICAL INC

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 10:59 p.m., Eastern Time, on July 16, 2026.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/picardmedical/am2026**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

Please mark your votes like this **X**

1. the election of the four nominees to serve as directors until the 2027 annual meeting of stockholders;

	FOR	AGAINST	ABSTAIN
(1) Richard Fang	☐	☐	☐
(2) Sam Van	☐	☐	☐
(3) Joe Xiao	☐	☐	☐
(4) George Ye	☐	☐	☐

2. the approval, on an advisory basis, of the compensation of our named executive officers; FOR ☐ AGAINST ☐ ABSTAIN ☐

3. the approval, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

4. the approval for an amendment the Company's Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio ranging from 1-for-15 to 1-for-50, with the exact ratio and timing, if at all, to be determined by our Board of Directors, in its sole discretion; FOR ☐ AGAINST ☐ ABSTAIN ☐

5. the approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation to designate a new class of Class B common stock, with each share of Class B common stock entitled to 20 votes per share; FOR ☐ AGAINST ☐ ABSTAIN ☐

6. the ratification of the appointment of MaloneBailey LLP ("MaloneBailey") as the Company's independent registered public accounting firm for 2026. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

[ ]

Signature________________ **Signature, if held jointly**________________ **Date**________**2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

207074 Picard Medical Inc Proxy Card Rev4 - Back

2026

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Picard Medical Inc to be held on July 17, 2026

To view the 2026 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/picardmedical/am2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PICARD MEDICAL INC

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 26, 2026, in connection with the annual meeting of stockholders (the "Stockholder Meeting") of Picard Medical Inc to be held at 3:00 P.M. Mountain Time on July 17, 2026, via a virtual meeting at **https://www.cstproxy.com/picardmedical/am2026**, and hereby appoints Richard Fang (with full power to act alone), the attorney and proxy of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)